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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                      ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

                         SUPPLEMENT DATED MARCH 23, 2004
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2003
                                       FOR
                        MERRILL LYNCH CONSULTS ANNUITY(SM)


        This supplement updates your prospectus for the Merrill Lynch Consults Annuity(SM) issued through Merrill Lynch Life Variable Annuity Separate Account C, or ML of New York Variable Annuity Separate Account C ("Separate Account C").

        Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York (each a "Company"; collectively the "Companies") have placed the subaccount of their respective Separate Accounts (the "Subaccount") that invests in shares of the Roszel/MLIM Relative Value Portfolio of MLIG Variable Insurance Trust (the "MLIG Trust") "on hold". Accordingly, that Subaccount is not available to individuals who purchase a Consults Variable Annuity Contract (the "Consults Annuity") on or after March 16, 2004. Because you purchased your Consults Annuity before that date, you will still be able to allocate purchase payments and transfer contract value to the Subaccount. We want you to be aware of this change and the reasons surrounding it.

        The subadviser for the Roszel/MLIM Relative Value Portfolio, Merrill Lynch Investment Managers ("MLIM"), was placed "on hold" in the Merrill Lynch Consults managed brokerage account program (the "Consults Program"). The Companies seek to make available as investment options under the Consults Annuity, subaccounts of Separate Account C that invest in Portfolios of the MLIG Trust which are subadvised by investment managers that are part of the Consults Program. Therefore, in order to keep the investment options under the Consults Annuity aligned with the Consults Program, the Companies may stop making a subaccount available as an investment option under the Consults Annuity if it invests in a portfolio of the MLIG Trust whose subadviser is placed "on hold" within the Consults Program. Subadvisers may be placed on hold for a variety of reasons, including changes in key personnel, changes in investment process, performance, or other factors. During any period that a manager is "on hold", its investment team, process and performance are being evaluated.

        The Roszel/MLIM Relative Value Portfolio has been placed on hold because of the resignation from MLIM of four key members of the portfolio management team. Senior Portfolio Manager Ty Nutt and portfolio managers Robert Vogel, Jr., Anthony Lombardi, and Jordan Irving have chosen to leave MLIM to join another investment management firm. A team led by Senior Portfolio Manager Joel Heymsfeld is now responsible for the MLIM Relative


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Value strategy. Current contributing Relative Value research analysts Richard
Franzen, Robert N. Moses, Jr., and Jacob L. Silady will support Mr. Heymsfeld.

        Several other subaccounts are currently unavailable as a result of prior "holds":

        The Subaccount investing in the Roszel/Valenzuela Mid Cap Value Portfolio was placed "on hold" on February 3, 2004 because of the departure of Wendell Mackey, the portfolio manager who had day-to-day responsibility for the Roszel/Valenzuela Mid Cap Value Portfolio. Mr. Mackey left Valenzuela Capital Partners in mid-December, 2003 and Thomas Valenzuela, the firm's Chief Investment Officer, took over Mr. Mackey's portfolio management responsibilities at that time.

        On October 17, 2003, the Subaccount investing in the Roszel/Sound Large Cap Core Portfolio was placed "on hold" because of changes in the investment team and resulting alterations of the investment process. Robert Pyles, Chief Investment Officer, was replaced by another member of the team, Robert Wylie.

        The Subaccount investing in the Roszel/Credit Suisse International Portfolio was placed "on hold" on August 1, 2003 after the departure of lead portfolio manager Vincent McBride and two other members of the international investment team. Nancy Nierman, who was directly responsible for the Roszel/Credit Suisse International Portfolio, now oversees the international investment process.

        On June 18, 2003, the Subaccount investing in the Roszel/Levin Large Cap Value Portfolio was placed "on hold" when Phil Friedman was named co-manager alongside Jack Murphy, one of the portfolio's prior managers.

        The Companies will keep you informed of any change in the status of any of these subadvisers.

                                      * * *

        If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Consults Annuities issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Consults Annuities issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222. Please retain this supplement with your Consults Annuity prospectus for your reference.